SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant [X]

      Filed by a Party other than the Registrant [ ]

      Check the appropriate box:
      [ ]   Preliminary Proxy Statement
      [ ]   Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
      [X]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to [S] 240.14a-12

                       JACK HENRY & ASSOCIATES, INC.
             -----------------------------------------------
            (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      [X]  No fee required.

      [ ]  Fee computed on table below per Exchange Act Rules 14a-
           6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:
           ________________________________________________________________
        2) Aggregate number of securities to which transaction applies:
           ________________________________________________________________
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           ________________________________________________________________
        4) Proposed maximum aggregate value of transaction:
           ________________________________________________________________
        5) Total fee paid:
           ________________________________________________________________

      [ ]  Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:  ________________________________________
        2) Form, Schedule or Registration Statement No.: ___________________
        3) Filing Party: ___________________________________________________
        4) Date Filed: _____________________________________________________

                        JACK HENRY & ASSOCIATES, INC.
                         663 Highway 60, P.O. Box 807
                            Monett, Missouri 65708


                NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS


 TO THE STOCKHOLDERS OF JACK HENRY & ASSOCIATES, INC.:

 PLEASE TAKE NOTICE that the 2005 Annual Meeting of Stockholders of Jack Henry & Associates, Inc., a Delaware corporation, will be held in the Company's Executive Conference Center, lower level (Building J-7) at the company headquarters, 663 Highway 60, Monett, Missouri, on Tuesday, November 1, 2005, 11:00 a.m., local time, for the following purposes:

 (1) To elect seven (7) directors to serve until the 2006 Annual Meeting of Stockholders;

 (2)  To approve the Company's Restricted Stock Plan;

 (3)  To approve the Company's 2005 Non-Qualified Stock Option Plan: and

 (4) To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

 The close of business on September 23, 2005, has been fixed as the record date for the Annual Meeting. Only stockholders of record as of that date will be entitled to notice of and to vote at said meeting and any adjournment or postponement thereof.

 The accompanying form of Proxy is solicited by the Board of Directors of the Company. The attached Proxy Statement contains further information with respect to the business to be transacted at the Annual Meeting.

 ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                      By Order of the Board of Directors


                      Janet E. Gray
                      Secretary

 Monett, Missouri
 September 30, 2005

                              TABLE OF CONTENTS


      Voting...................................................      1

      Stock Ownership of Certain Stockholders..................      2

      Election of Directors (Proposal 1).......................      3

      Corporate Governance.....................................      5

      Audit Committee Report...................................      7

      Executive Officers and Significant Employees.............      8

      Certain Relationships and Related Transactions...........      8

      Section 16(a) Beneficial Ownership Reporting Compliance..      9

      Executive Compensation...................................      9

      Equity Compensation Plan Information.....................     11

      Compensation Committee Report............................     11

      Company Performance......................................     13

      Approval of the Company's Restricted Stock Plan..........     13

      Approval of the Company's 2005 Non-Qualified Stock
        Option Plan............................................     16

      Independent Registered Public Accounting Firm............     19

      Stockholder Proposals....................................     20

      Cost of Solicitation and Proxies.........................     20

      Financial Statements.....................................     20

      Other Matters............................................     20

                        JACK HENRY & ASSOCIATES, INC.
                         663 Highway 60, P.O. Box 807
                            Monett, Missouri 65708

                               PROXY STATEMENT
                 FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held Tuesday, November 1, 2005


 This Proxy Statement and the enclosed proxy card (the Proxy) are furnished to the stockholders of Jack Henry & Associates, Inc., a Delaware corporation (the Company), in connection with the solicitation of Proxies by the Company's Board of Directors for use at the 2005 Annual Meeting of Stockholders, and any adjournment or postponement thereof (the Annual Meeting), to be held in the Company's Executive Conference Center, lower level (Building J-7) at the company headquarters, 663 Highway 60, Monett, Missouri, at 11:00 a.m., local time, on Tuesday, November 1, 2005. The mailing of this Proxy Statement, the Proxy, the Notice of Annual Meeting and the accompanying 2005 Annual Report to Stockholders is expected to commence on or about September 30, 2005.

 The Board of Directors does not intend to bring any matters before the Annual Meeting except those indicated in the Notice and does not know of any matter which anyone else proposes to present for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the accompanying form of Proxy, or their duly constituted substitutes, acting at the Annual Meeting, will be deemed authorized to vote or otherwise to act thereon in accordance with their judgment on such matters.

 If the enclosed Proxy is properly executed and returned prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Each proposal, including the election of directors, will require the affirmative vote of a majority of the shares of common stock voting in person or by Proxy at the Annual Meeting.

 Any stockholder executing a Proxy retains the power to revoke it at any time prior to the voting of the Proxy. It may be revoked by a stockholder personally appearing at the Annual Meeting and casting a contrary vote, by filing an instrument of revocation with the Secretary of the Company, or by the presentation at the Annual Meeting of a duly executed later dated Proxy.


                                    VOTING

 At the 2005 Annual Meeting, Stockholders will consider and vote upon:

 (1) The election of seven (7) directors

 (2) Approval of the Company's Restricted Stock Plan

 (3) Approval of the Company's 2005 Non-Qualified Stock Option Plan; and

 (4) Such other matters as may properly come before the Annual Meeting.

 Only stockholders of record at the close of business on September 23, 2005, the record date for the Annual Meeting, are entitled to notice of and to vote at such meeting.

 The Company's authorized capital stock currently consists of 250,000,000 shares of common stock, par value $.01 per share (the Common Stock), and 500,000 shares of preferred stock, par value $1.00 per share (the Preferred Stock). As of September 16, 2005, there were 91,610,178 shares of Common Stock outstanding and no shares of Preferred Stock outstanding. At such date, our executive officers and directors were entitled to vote, or to direct the voting of 12,917,844 shares of Common Stock, representing 14.1% of the shares entitled to vote at the 2005 Annual Meeting. Unless otherwise specified, all share numbers and other share data have been adjusted to reflect all prior stock splits.

 All shares represented by Proxy and all Proxies solicited hereunder will be voted in accordance with the specifications made by the stockholders executing such Proxies. If a stockholder does not specify how a Proxy is to be voted, the shares represented thereby will be voted: (1) FOR the election as directors of the seven (7) persons nominated by the Board of Directors; and (2) FOR the approval of the Company's Restricted Stock Plan; and (3) FOR the approval of the Company's 2005 Non-Qualified Stock Option Plan; and (4) upon other matters that may properly come before the Annual Meeting, in accordance with the discretion of the persons to whom the Proxy is granted.

 Each share of our Common Stock outstanding on the record date will be entitled to one vote on each matter. The seven (7) nominees for election as directors who receive the most votes "for" election will be elected. Approval of the Company's Restricted Stock Plan and approval of the Company's 2005 Non-Qualified Stock Option Plan will each require an affirmative vote of the majority of the shares of Common Stock present or represented at the annual meeting.

 For the election of directors, withheld votes do not affect whether a nominee has received sufficient votes to be elected. For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers that do not have discretionary authority to vote on a particular matter and that have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the annual meeting. Please note that banks and brokers that have not received voting instructions from their clients cannot vote on their clients' behalf on "non-routine" proposals, such as approval of the Company's Restricted Stock Plan and the Company's 2005 Non-Qualified Stock Option Plan, but may vote their clients' shares on the election of directors.


                   STOCK OWNERSHIP OF CERTAIN STOCKHOLDERS

 The following table sets forth information as of September 16, 2005, concerning the equity ownership of (a) those individuals who are known to be the beneficial owners, as defined in Rule 13d-3 of the Securities Exchange Act of 1934, of 5% or more of the Company's Common Stock, (b) the directors,
 (c) the executive officers named in the Summary Compensation Table and (d) all of our directors and executive officers as a group:


                                      Number of Shares     Percentage of Shares
 Title of Class  Beneficial Owner    Beneficially Owned (1)   Outstanding (1)
 --------------  ------------------- ----------------------   ---------------

                  Michael E. Henry,       7,311,688                 8.0%
 $.01 par value   Vicki Jo Henry              (2)
 Common Stock     and JKHY Partners
                  663 Highway 60
                  Monett, MO

                  Jerry D. Hall           3,250,441                 3.6%
                                              (3)

                  John W. Henry           1,615,706                 1.8%

                  Tony L. Wormington        716,535                  *
                                              (4)

                  James J. Ellis            510,000                  *
                                              (5)

                  John F. Prim              421,074                  *
                                              (6)

                  Kevin D. Williams         200,933                  *
                                              (7)

                  Craig R. Curry             65,921                  *
                                              (8)

                  Wesley A. Brown            25,000                  *

                  Joseph J. Maliekel         13,760                  *
                                              (9)

                  All directors and      14,446,113                15.8%
                  executive officers as      (10)
                  a group (12 persons)

      * Less than 1%

  (1) Information is set forth as of September 16, 2005. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as noted below. With respect to shares held in the Company's 401(k) Plan (the "Retirement Plan"), a participant has the right to direct the disposition of shares allocated to his account.

  (2) Reflects information in filings with the SEC by Michael E. Henry, his sister Vicki Jo Henry and JHKY Partners, their family partnership. Michael E. Henry separately may be deemed to beneficially own 7,311,688 shares, including 213,347 shares held in the Michael E. Henry Annuity Trust, 4,041 shares allocated to his Retirement Plan account, 400,000 shares currently acquirable by exercise of outstanding stock options, 3,440,200 shares held by JKHY Partners, 2,654,100 shares held in a living trust and 600,000 shares held by the Henry Family Limited Partnership, both established by his mother, Eddina F. Mackey. Michael
      E. Henry may be deemed to share beneficial ownership in the shares held by JKHY Partners, by the Eddina F. Mackey Trust and by the Henry Family Limited Partnership because he has been granted proxies to vote such shares. Vicki Jo Henry does not beneficially own any shares of common stock in her individual capacity and her business address is 6851 South Holly Circle, Suite 270, Englewood, Colorado, 80112. The business address of Michael E. Henry and JKHY Partners is reflected in the table.

  (3) Includes 199,406 shares beneficially owned by his wife.

  (4) Includes 190,000 shares that are currently acquirable by exercise of outstanding stock options and 32,540 shares held in the Retirement Plan for Mr. Wormington's account.

  (5) Includes 210,000 shares that are currently acquirable by exercise of outstanding stock options.

  (6) Includes 385,000 shares that are currently acquirable by exercise of outstanding stock options and 13,851 shares held in the Retirement Plan for Mr. Prim's account.

  (7) Includes 190,000 shares that are currently acquirable by exercise of outstanding stock options and 6,808 shares held in the Retirement Plan for Mr. Williams' account.

  (8) Includes 4,167 shares that are currently exercisable, 53,758 shares beneficially owned by his minor children and 7,996 shares held in trust for a family member for which Mr. Curry serves as trustee.

  (9) Includes 13,750 shares that are currently acquirable by exercise of outstanding stock options.

 (10) Includes   1,460,417  shares   that  are  currently  acquirable   under
      outstanding stock options, and 67,852 shares held in the Retirement Plan for the accounts of the executive officers.

                                  PROPOSAL 1
                            ELECTION OF DIRECTORS

 Procedure

 At the meeting, the stockholders will elect seven (7) directors to hold office for one-year terms ending at the 2006 Annual Meeting of Stockholders or until their successors are elected and qualified. The Board of Directors has nominated the Company's seven (7) current directors for reelection at the Annual Meeting.

 The stockholders are entitled to one vote per share on each matter submitted to vote at any meeting of the Stockholders. Unless contrary instructions are given, the persons named in the enclosed Proxy or their substitutes will vote "FOR" the election of the nominees named below.

 Each of the nominees has consented to serve as director for a one-year term. However, if any nominee at the time of election is unable to serve or is otherwise unavailable for election, and as a result other nominees are designated by the Board of Directors, the persons named in the enclosed Proxy or their substitutes intend to vote for the election of such designated nominees.


 Nominees For Election

 The directors and nominees for election as directors of the Company, as well as certain information about them, are as follows:

 Name                 Position with Company                   Director Since
 ----                 ---------------------                   --------------
 Michael E. Henry     Chairman and Director                        1986

 John W. Henry        Vice Chairman, Senior Vice                   1977
                      President and Director

 Jerry D. Hall        Executive Vice President and                 1977
                      Director

 James J. Ellis       Director                                     1985

 Joseph J. Maliekel   Director                                     2002

 Craig R. Curry       Director                                     2004

 Wesley A. Brown      Director                                     2005


 The following information relating to the Company's directors and nominees for director, all of whom are United States citizens, is with respect to their principal occupations and positions during the past five years:

 Michael E. Henry, age 44, Chairman of the Board and Director. Mr. Henry, the son of John W. Henry and a director of the Company since 1986, has served as Chairman of the Board since 1994 and Chief Executive Officer from 1994 to June 2004. He previously served as Vice Chairman and Senior Vice President from 1993 to 1994. He served as Manager of Research and Development from 1983 to 1993. He joined the Company in 1979.

 John W. Henry, age 70, Vice Chairman, Senior Vice President and Director. Mr. Henry, a co-founder and principal stockholder of the Company, has served as Vice Chairman since 1994. He previously served as Chairman of the Board from 1977 through 1994. He also has been a director since the Company's incorporation in 1977. He previously served as Chief Executive Officer from 1977 through 1988 and as President until 1989.

 Jerry D. Hall, age 62, Executive Vice President and Director. Mr. Hall, a co-founder and principal stockholder of the Company, has served as Executive Vice President since 1994. He previously served as Chief Executive Officer from 1990 through 1994. He also has been a director since the Company's incorporation in 1977. He previously served as President from 1989 through 1993 and as Vice President-Operations from 1977 through 1988.

 James J. Ellis, age 71, Director. Mr. Ellis, a director of the Company since 1985, has been Managing Partner of Ellis/Rosier Financial Services since 1992. Mr. Ellis served as general manager of MONY Financial Services, Dallas, Texas, from 1979 until his retirement in 1992. Mr. Ellis also serves as a director of Merit Medical Systems, Inc.

 Joseph J. Maliekel, age 44, Director. Mr. Maliekel became a director of the Company in December 2002. He has been employed by Monsanto Company since 1999, currently as Director of External Reporting and previously as Manager of Financial Audit for Monsanto's North American and Asia/Pacific businesses and for its Global Seed Business. Prior to joining Monsanto, Mr. Maliekel was a Senior Manager with Deloitte & Touche LLP, where he was employed from 1986 to 1999. Mr. Maliekel is a Certified Public Accountant.

 Craig R. Curry, age 44, Director. Mr. Curry, a director of the Company since March 2004, is Chairman and CEO of Central Bank, Lebanon, Missouri, with which he has been affiliated since 1983.

 Wesley A. Brown, age 51, Director. Mr. Brown, a director of the Company since his appointment in August 2005, is Managing Director and President of St. Charles Capital, LLC in Denver, Colorado. Prior to founding St. Charles Capital, Mr. Brown served as Managing Director of McDonald Investments, Inc. (2001-2004) and as Executive Vice President of the Wallach Company, Inc. (1991-2000).


                             CORPORATE GOVERNANCE

 The Company and its businesses are managed under the direction of the Board of Directors. The Board generally meets a minimum of four times during the year, but has complete access to management throughout the year.

 Corporate Governance Guidelines

 The Board of Directors has adopted Corporate Governance Guidelines which address the following subjects:

      - The majority of the Board should be independent under relevant Nasdaq standards
      - Independent directors should not be compensated by the Company other than in the form of Director's fees (including director's compensatory stock options)
      - Membership on the Audit, Compensation and Governance Committees should be limited to independent directors
      - The Board should conduct an annual self-evaluation to determine whether it and its committees are functioning properly
      - Non-management directors may meet in executive session from time to time without members of management
      - The Chief Executive Officer shall provide an annual report to the Board on succession planning
      - The Governance Committee is responsible for determining skills and characteristics of Board candidates, and should consider factors such as independence, experience, strength of character, judgment, technical skills, diversity and age
      - The Board and its committees shall have the right at any time to retain independent counsel
      - Board members should not sit on more than 3 other boards
      - Board members are expected to attend all Annual Meetings of the Stockholders
      - Stockholders may communicate with the Board by submitting written comments to the Secretary for the Company, who will screen out inappropriate communications and forward same to the directors

 Nomination Policy

 The Board of Directors has also adopted a Nomination Policy with respect to the consideration of director candidates recommended by stockholders. A candidate submission from a stockholder will be considered at any time if the following information is submitted to the Secretary of the Company:

      - The recommending stockholder's name and address, together with the number of shares, length of period held and proof of ownership
      - Name, age and address of candidate
      - Detailed resume of candidate, including education, occupation, employment and commitments
      - Description of arrangements or understandings between the recommending stockholder and the candidate
      - Statement describing the candidate's reasons for seeking election to the Board and documenting candidate's satisfaction of qualifications described in the Corporate Governance Guidelines
      - A signed statement from the candidate, confirming willingness to serve
      - If the recommending stockholder has been a beneficial holder of more than 5% of the Company's stock for more than a year, then it must consent to additional public disclosures by the Company with regard to the nomination

 The Secretary of the Company will promptly forward complying nomination submissions to the Chairman of the Governance Committee. The Governance Committee may consider nominees submitted from a variety of sources including but not limited to stockholder nominations. If a vacancy arises or the Board decides to expand its membership, the Committee will evaluate potential candidates from all sources and will rank them by order of preference if more than one is identified as properly qualified. A recommendation will be made to the Board by the Governance Committee based upon qualifications, interviews, background checks and the Company's needs.

 There is one nominee this year who has not previously been elected to the Board by the stockholders. Wesley Brown was appointed to the Board on August 30, 2005 following the death of Board member Burton George. He was recommended to the Governance Committee for consideration by Jack Henry and Jerry Hall, both directors and executive officers.


 Code of Conduct

 The members of the Board of Directors, as well as the executive officers and all other employees, are subject to and responsible for compliance with the Jack Henry Code of Conduct. The Code of Conduct contains policies and practices for the ethical and lawful conduct of our business, as well as procedures for confidential investigation of complaints and discipline of wrongdoers.


 Governance Materials Available

 The Company has posted its significant corporate governance documents on its website at www.jackhenry.com/ir.corpinfo/. There you will find copies of the current Corporate Governance Guidelines, the Jack Henry Code of Conduct, the Compensation Committee Charter, the Governance Committee Charter (with attached Nomination Policy) and Audit Committee Charter, as well as the Company's Certificate of Incorporation and By-Laws. Other investor relations materials are also posted at www.jackhenry.com/ir, including SEC reports, financial statements and news releases.


 The Board of Directors And Its Committees

 The Board of Directors held seven meetings during the last fiscal year. The Board has determined that four of its seven members, Messrs. Ellis, Maliekel, Curry, and Brown are independent directors under applicable Nasdaq standards. The Board maintains an Audit Committee of which Messrs. Ellis, Malieke l and Curry are members. The Board has determined that Joseph Maliekel is an audit committee financial expert and that he is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934. The Board also maintains a Compensation Committee and a Governance Committee with Messrs. Ellis, Maliekel and Curry as members of each committee. All members of the Audit, Compensation and Governance Committees are independent directors. Each director attended at least 75% of all meetings of the Board of Directors and all committees on which they served. The independent directors met in one Executive Session without management present during the last fiscal year.

 The Compensation Committee establishes and reviews the compensation and benefits of the Executive Officers, evaluates the performance of senior executive officers, considers incentive compensation plans for our employees and carries out duties assigned to the Committee under our equity compensation plans and employee stock purchase plan. The Compensation Committee operates under a written charter adopted by the Board.

 The Governance Committee identifies, evaluates and recruits qualified individuals to stand for election to the Board of Directors, recommends corporate governance policy changes and evaluates Board performance. The Governance Committee also operates under a charter adopted by the Board. The Governance Committee will consider nominees recommended by stockholders, provided such recommendations are made in accordance with the procedures set forth in the "Governance Committee Nomination Policy" attached to its charter, discussed in greater detail in "Corporate Governance," above.

 The Audit Committee selects and retains the independent registered public accounting firm, reviews the scope and results of the audit with the independent registered public accounting firm and management, reviews critical accounting policies and practices, reviews and evaluates our audit and control functions, reviews and pre-approves retention of the independent registered public accounting firm for any audit, audit related and non-audit services, reviews and approves all material related party transactions, and regularly reviews regulatory compliance matters, including our outsourcing services and business recovery operations. The Audit Committee operates under a written Audit Committee Charter.

 The Audit Committee met thirteen times, the Compensation Committee met three times and the Governance Committee met two times during the last fiscal year.


 Directors Compensation

 The directors who are employed by the Company do not receive any separate compensation for service on the Board of Directors. Each non-employee director receives annual compensation of $25,000 per year plus $1,500 for attending each Board of Directors meeting. Audit Committee members receive $800 for each in-person Audit Committee meeting and $600 for each telephone Audit Committee meeting attended. Governance and Compensation Committee members receive $400 for each in-person Committee meeting attended. Each non-employee director is also reimbursed for out-of-pocket expenses incurred in attending all Board and committee meetings.

 Under the 1995 Non-Qualified Stock Option Plan, each non-employee director was previously compensated by the annual grant of non-statutory stock options to purchase 10,000 shares of Common Stock, subject to an overall grant limitation under the plan of 300,000 shares to each individual director. Upon approval of the 2005 Non-Qualified Stock Option Plan by the stockholders (Proposal 3 herein), non-employee directors will in the future continue to be compensated by annual grants of non-statutory stock options to purchase 10,000 shares of Common Stock each, subject to an overall grant limitation under the plan of 100,000 shares to each individual director.


                            AUDIT COMMITTEE REPORT

 The Audit Committee of the Company's Board of Directors is currently composed of three independent directors. The Board has determined that Audit Committee member Joseph J. Maliekel is a financial expert under relevant SEC standards because of his extensive accounting and auditing experience. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rules of the National Association of Securities Dealers, Inc. (the "NASD") that govern audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

 The Audit Committee operates under a written charter adopted by the Board of Directors. Among other changes, the Charter now requires the Audit Committee to oversee and retain the independent registered public accounting firm, pre-approve the services and fees of the independent registered public accounting firm, regularly consider critical accounting policies of the Company, review and approve material related party transactions, receive reports from the Company's Compliance Officer, and establish procedures for receipt and handling of complaints and anonymous submissions regarding accounting or auditing matters. The amended charter also contains the commitment of the Board of Directors to provide funding and support for the operation of the Audit Committee, including funding for independent counsel for the Committee if the need arises.

 The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. Management has the primary duty for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accounting firm is responsible for auditing the Company's financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

 In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company's audited financial statements. The Audit
 Committee  also  has  discussed  with  the  independent  registered   public
 accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communication with audit committees. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by Independence Standards Board Standard No. 1 relating to independence discussions with audit committees, has discussed with the independent registered public accounting firm their independence from the Company and its management, and has considered whether the independent registered public accounting firm's provision of non-audit services to the Company is compatible with maintaining the firm's independence.

 The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. These meetings without management present are held at least once each year, and were held twice in the fiscal year just ended.

 In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company's audited financial statements be included in the Company's 2005 Annual Report to Shareholders and Annual Report on Form 10-K for the year ended June 30, 2005 for filing with the Securities and Exchange Commission.

 Board member Burton O. George served on the Audit Committee through the last fiscal year but passed away in July of 2005 before the preparation of this report.

                        James J. Ellis, Joseph J. Maliekel and Craig R. Curry
                                   Members of the Audit Committee

                 EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

 The executive officers and significant employees of the Company, as well as certain biographical information about them, are as follows:

                                                           Officer/Significant
            Name              Position with Company           Employee Since
 -------------------------    -------------------------       --------------
 Michael E. Henry             Chairman of the Board               1983

 John F. Prim                 Chief Executive Officer             2001

 Tony L. Wormington           President                           1998

 John W. Henry                Vice Chairman and Senior            1977
                              Vice President

 Jerry D. Hall                Executive Vice President            1977

 Kevin D. Williams            Chief Financial Officer             2001
                              and Treasurer

 Marguerite P. Butterworth    Vice President                      1993


 The following information is provided regarding the executive officers and significant employees not already described herein, all of whom are United States citizens:

 John F. Prim, age 50, Chief Executive Officer. Mr. Prim has served as Chief Executive Officer since July 1, 2004. He served as President from January 2003 to July 2004 and as Chief Operating Officer from July 2001 to January 2003. Mr. Prim joined the Company in 1995 as part of the acquisition of the Liberty division of Broadway & Seymour, Inc. He previously served as General Manager of the E-Services Division from July 2000 to June 2001 and as General Manager of the OutLink Services Division from 1995 to 2000.

 Tony L. Wormington, age 43, President. Mr. Wormington has served as President since July 1, 2004. He previously served as Chief Operating Officer from January 2003 to June 2004 and as a Vice President from 1998 to 2002. Mr. Wormington joined the Company in 1980 and served as Research and Development Manager from 1993 to December 2002.

 Kevin D. Williams, age 46, Chief Financial Officer and Treasurer. In January 2001, Mr. Williams was appointed by the Board of Directors to serve as Chief Financial Officer and Treasurer of the Company. He previously served as Controller of the Company since joining the Company in 1998.

 Marguerite P. Butterworth, age 57, Vice President. Ms. Butterworth has served as Vice President since February of 1993. Ms. Butterworth joined the Company in 1983 and has been Hardware Manager since 1984.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 During the fiscal year ended June 30, 2005, the Company paid $1,948,265 to Ripcord, LLC for marketing and advertising services. Ripcord is owned by Christopher Harding and Vicki Jo Henry who are husband and wife. Vicki Jo Henry is the daughter of John W. Henry, Director and Senior Vice President of the Company and the sister of Michael E. Henry, Chairman of the Board of the Company. Vicki Jo Henry is also a general partner in JKHY Partners, a family partnership which owns 3.8% of the common stock of the Company. The Company believes that the rates and charges incurred in the transactions with Ripcord are reasonable and competitive with other marketing and advertising providers of comparable services.

 Director Craig R. Curry is Chairmen and CEO of Central Bank, Lebanon, Missouri. Mr. Curry and his family own a substantial portion of the equity interests in Central Bank. Central Bank is a customer of the Company and during the year ended June 30, 2005, it paid $282,430 to the Company for software licenses and software maintenance services.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

 The Company is required to identify any director, officer or greater than ten percent beneficial owners who failed to timely file with the Securities and Exchange Commission a report required under Section 16(a) of the Securities Exchange Act of 1934 relating to ownership and changes in ownership of the Company's common stock. The required reports consist of initial statements on Form 3, statements of changes on Form 4 and annual statements on Form 5.

 To the Company's knowledge, based solely on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended June 30, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with in a timely fashion.


                            EXECUTIVE COMPENSATION

 The following table sets forth certain information with regard to the compensation paid to the Chief Executive Officer and to the Company's other four most highly compensated executive officers for the three years ended June 30, 2005.

  Summary Compensation Table

                                                                  Long-Term
                                       Annual Compensation      Compensation
                                   ---------------------------  ------------
                                                                   Shares
                                                                 Underlying
 Name and Principal Position       Year     Salary    Bonus (1)    Options
 ---------------------------       ----    --------   --------     -------
 John F. Prim                      2005   $ 450,000  $   5,000           -
   Chief Executive Officer         2004     340,800      5,000           -
                                   2003     285,800      5,000      50,000

 Tony L. Wormington                2005     400,000      5,000           -
   President                       2004     292,467      5,000           -
                                   2003     217,467      5,000      50,000

 Kevin D. Williams                 2005     350,000      5,000           -
   Treasurer and Chief             2004     204,133      5,000           -
   Financial Officer               2003     180,800      5,000      50,000

 Marguerite P. Butterworth         2005     139,333      5,000           -
   Vice President                  2004     131,967      5,000           -
                                   2003     122,217      5,000      10,000

 Jerry D. Hall                     2005     103,200      5,000           -
   Executive Vice President        2004     103,200      5,000           -
                                   2003     103,200      4,733           -


 (1) Corporate 401(k) matching contribution of up to $5,000 for each executive officer in each period.

 Following is information with respect to stock options granted to and exercised by the executive officers named in the Summary Compensation Table during the fiscal year ended June 30, 2005, together with the number of options outstanding as of such date. Data, as appropriate, has been adjusted for stock splits.


 Option Grants In Fiscal 2005

 The Company did not grant options to any of the executive officers named in the Summary Compensation Table during the fiscal year ended June 30, 2005.


 Aggregated Option Exercises In Fiscal 2005 And June 30, 2005 Option Values

                                                   Number of Shares                Value of
                       Shares                   Underlying Unexercised     Unexercised In-the-Money
                     Acquired On   Value          Options at 6/30/05          Options at 6/30/05
 Name                 Exercise   Realized     Exercisable  Unexercisable  Exercisable  Unexercisable
 ------------------   --------   --------     -----------  -------------  -----------  -------------
 John F. Prim                -           -       385,000               -   $1,336,975              -

 Tony L. Wormington    120,000  $2,324,417       190,000               -    1,751,900              -

 Kevin D. Williams           -           -       190,000               -    1,646,275              -

 Marguerite P.
 Butterworth                 -           -        50,000               -      132,100              -

 Jerry D. Hall               -           -             -               -            -              -


 Agreements With Executive Officers

 The Company has no employment contracts with any of its executive officers.

 In August of 2005, the Company entered into Termination Benefits Agreements with each of Messrs. Prim, Wormington and Williams, and one other non-executive officer of the Company. Under each of these Agreements, the executive will receive two times his base salary if terminated within the first 12 months after a change in control or one time his base salary if terminated during the second 12 month period following a change in control. Change in control is defined as an acquisition of 35% or more of the stock of the Company, termination of service of a majority of the members of the Board of Directors during any two year period for reasons other than death, disability or retirement, approval by the shareholders of liquidation of the Company or sale of 50% or more of its assets, or approval by the shareholders of a merger or consolidation if the Company shareholders own less than 50% of the combined voting power of the resulting corporation. The termination benefits will be paid upon any termination of the executive during the two years following any change in control unless the termination occurs by reason of the executive's death, disability, retirement, or if the termination is for cause. The Termination Benefits Agreements have terms of two years, will automatically renew thereafter for two year terms unless terminated by the Board of Directors, and the Agreements may not be terminated following any change in control.


                     EQUITY COMPENSATION PLAN INFORMATION

 The following table sets forth information as of June 30, 2005 with respect to the Company's equity compensation plans under which our Common Stock is authorized for issuance:

                                                            Number of securities
                                                           remaining available
                                                           for future issuance
                                                               under equity
                           Number of         Weighted-         compensation
                        securities to         average        plans (excluding
                        be issued upon     exercise price      securities in
                          exercise of      of outstanding    the first column
                      outstanding options     options         of this table)
                      -------------------  -------------- --------------------

 Equity Compensation
 Plans approved by
 security holders:

 1987 Stock Option            466,500            $4.19                   0
 Plan (Employees)

 1995 Non-Qualified           684,167           $14.70             445,833
 Stock Option Plan
 (Non-employee
 Directors)

 1996 Stock Option          8,587,730           $15.11          2,344,5336
 Plan (Employees)

 Equity Compensation           28,000           $13.78                   0
 Plans not approved
 by security holders
 (Plan assumed in
 acquisition and
 individual option
 contracts)



                        COMPENSATION COMMITTEE REPORT

 The Company's executive officer compensation program is administered and reviewed by the Compensation Committee. The Compensation Committee consists of three independent, non-employee directors of the Company. There was no insider participation on the Compensation Committee.

 Compensation Philosophy

 The objectives of our executive officer compensation program are to:

        *  Focus executives on achieving consistent earnings growth;

        *  Encourage continuation of JHA's entrepreneurial spirit;

        *  Attract and retain highly qualified and motivated executives; and

        *  Encourage esprit de corps and reward outstanding performance.

 In meeting the foregoing objectives, the Compensation Committee strives for the interests of management and stockholders to be the same - the maximization of stockholder value. The components of the executive compensation program which are employed by the Committee to meet these goals include base salary, bonuses, equity compensation and termination benefits agreements.

 Salary

 Salaries are established annually by the Compensation Committee at levels to compensate for the position held and contributions made by each executive. Recommendations regarding increases in salary are based upon subjective evaluations of each individual's performance and contribution.

 Bonus

 This year the Compensation Committee has recommended and the Board has adopted specific bonus plans for our senior executives and for the general managers who report to them. The senior executives are eligible for annual bonuses of up to 60% of their base salaries and the general managers are eligible for annual bonuses of up to 50% of their base salaries. Half of these bonus amounts will be payable if the Company achieves growth in net income of 20% during the fiscal year ending June 30, 2006. If this goal of growth in net income is achieved, then each of the executives and general managers will also be eligible for the other half of his or her bonus if individual objectives are achieved. The individual performance objectives will be established by the Board or by the Compensation Committee with regard to the executive officers and by the executive officers with respect to the general managers who report to them. The bonuses payable to the executive officers may be paid in cash, restricted stock or deferred compensation. The bonuses payable to general managers will be paid in cash.

 Equity Compensation

 For many years, the Company has used longer term employee incentives in the form of stock options. Because of recent changes in the accounting treatment of stock options, however, we have determined that future equity incentives should be in the form of restricted stock. In the following pages of this proxy statement are materials regarding our proposed Restricted Stock Plan, which is intended to replace the 1996 Stock Option Plan as the primary structure for equity incentive awards to the executive officers and all other employees of the Company and its subsidiaries. Equity awards are believed to help focus executive and employee attention on managing the Company from the perspective of an owner with an equity stake in the business. If the Restricted Stock Plan is adopted, the Committee will have discretion to designate and to determine the terms of the restrictions on stock granted through the Plan.

 Termination Benefits Agreements

 Since its founding, the Company, our executives, like the vast majority of our employees, have served "at will' and without any form of employment contracts. This year, in conjunction with our consideration of changes in executive compensation, the Board authorized the Company to enter into Termination Benefits Agreements with certain executives. Recognizing that any future threatened or actual change in control such as an acquisition or merger could cause disruption and harm to the Company in the event of resulting loss of key executives, the Termination Benefits Agreements are intended to provide an incentive to retain the specified executives through the resolution of a threat or through a change in control. Under the Agreement, each of these executives will receive two times his base salary if terminated within the first 12 months after a change in control or one time his base salary if terminated during the second 12 month period following a change in control. Each of the Termination Benefits Agreements has a term of two years, will automatically renew thereafter for successive two year terms unless terminated by the Board of Directors, and may not be terminated following any change in control. The Agreements specify that they do not confer on the executives any right to continued employment and shall not interfere with the right of the Company to terminate the executives at any time.

 Summary

 In employing the foregoing elements of compensation, the Compensation Committee considers the experience, prior compensation levels, personal performance, number and value of previously granted options, and other subjective factors relating to each individual in combination with objective Company and individual objectives. We seek to optimize the balance between base salary, short-term and long-term incentives.

 Mr. Prim's Compensation

 The base annual salary of Chief Executive Officer Jack Prim was increased to $450,000 in July of 2004. Mr. Prim's compensation in fiscal year 2005 was based upon available comparative information and subjective evaluation of his performance. Specific performance goals were not used in setting his salary. No discretionary bonus, stock options or other equity awards were granted to Mr. Prim during our 2005 fiscal year. The Company entered into a Termination Benefits Agreement with Mr. Prim effective August 30, 2005.

 The Compensation Committee, with the approval of the Board of Directors, has established a bonus plan for Mr. Prim for the current fiscal year under the Company's 2006 Executive Bonus Plan. Under this plan, Mr. Prim is eligible to receive a cash bonus of 30% of his base salary if the Company achieves 20% growth in net income for the fiscal year ending June 30, 2006. Up to an additional 30% of base salary in bonus may be paid to Mr. Prim if he meets performance goals pertaining to integration of recent acquisitions, cost management, customer satisfaction, backlog maintenance and stock price.

 Limits on Deductibility

 The Compensation Committee notes that there is a $1,000,000 cap on the income tax deduction which may be taken with respect to any individual officer's compensation. While current cash compensation paid to our executive officers is substantially less than the cap, the ultimate value of outstanding stock options is not now known, and thus the cap may be important in some future year. The cap has been considered by the Committee and we intend to take the steps necessary to conform the Company's compensation structure to comply with the cap if the issue arises in a future period.

 Burton George, a member of our Board and of this Compensation Committee for many years, served on this committee through fiscal 2005, but passed away in July 2005 before the preparation of this report. We will miss his common sense and sage advice. His seat on the Compensation Committee has recently been filled by independent Board member Craig R. Curry.

                        James J. Ellis, Joseph J. Maliekel and Craig R. Curry
                                 Members of the Compensation Committee

                             COMPANY PERFORMANCE

 The following graph presents a comparison for the five-year period ended June 30, 2005, of the market performance of the Company's common stock with the S & P 500 Index and an index of peer companies selected by the Company:

 The following information depicts a line graph with the following values:


                        JKHY      Peer Group    S&P 500

              2000     100.00       100.00       100.00
              2001     124.24       119.98        85.17
              2002      67.25       130.66        69.85
              2003      72.45       131.83        70.03
              2004      82.50       149.74        83.41
              2005      75.83       153.93        88.68

 This comparison assumes $100 was invested on July 1, 2000, and assumes reinvestments of dividends. Total returns are calculated according to market capitalization of peer group members at the beginning of each period. Peer companies selected are in the business of providing specialized computer software, hardware and related services to financial institutions and other businesses. Companies in the peer group are Bisys Group, Cerner Corp., Computer Science, Efunds Corp., Euronet Worldwide Inc., Fair Isaac Corp., Fidelity National Financial, First Data Corp., Fiserv Inc., John H. Harland Company, Marshall & Ilsley Corp., National Datacomputer Com, Open Solutions Inc. and SEI Investments Company.


                                  PROPOSAL 2
               APPROVAL OF THE COMPANY'S RESTRICTED STOCK PLAN

 The Board of Directors (the "Board") has adopted, subject to stockholder approval, the Jack Henry & Associates, Inc. Restricted Stock Plan (the "Plan") for employees and members of the Board of Directors of the Company and its subsidiaries. The Plan will become effective upon its approval by the stockholders of the Company at the Annual Meeting. Approval of the Plan requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote, assuming that a quorum is present.

 The Board of Directors recommends that the stockholders vote "FOR" approval of adoption of the Plan. Unless otherwise directed therein, the proxies solicited hereby will be voted for approval of adoption of the Plan.

 The principal features of the Plan are summarized below. The summary is qualified in its entirety by the full text of the Plan, which is set forth as Exhibit A to this Proxy Statement.

 General

 The Plan is intended to provide the Company with a means to assist in the recruiting, retaining and rewarding of employees and members of the Board of Directors and to motivate such individuals to exert their best efforts on behalf of the Company by providing incentives through the granting of shares of stock.

 Types of Awards

 The Plan provides for the grant of awards of restricted stock to employees and members of the Board of Directors of the Company. Awards of restricted stock are rights to receive Company Common Stock which are subject to restrictions and a risk of forfeiture. Restrictions lapse in accordance with a schedule or other conditions as determined by the Board. Awards may be granted in the form of shares registered in the name of the participant, but held by the Company or an escrow agent designated by the Company until the restrictions on the award lapse. The Board may, in its sole discretion, award all or any rights of a stockholder with respect to shares underlying an award during the period they remain subject to restrictions, including, without limitation, the right to vote the shares and receive dividends.

 Eligibility

 Awards may be granted to any employee or member of the Board of Directors of the Company or its subsidiaries. As of September 1, 2005, the number of employees was approximately 3,126, and there were 4 non-employee members of the Board of Directors.

 Shares Subject to the Plan

 The aggregate maximum number of shares that may be issued pursuant to awards under the Plan is 3,000,000 shares of the Company's Common Stock. The shares issued under the Plan may be from authorized but unissued shares or from previously issued shares that have been reacquired by the Company. In the event an award shall expire or terminate for any reason, the shares subject to the award shall again be available for purposes of the Plan.

 As of September 16, 2005, the last reported sale price of the Company's Common Stock on the Nasdaq Stock Market was $19.53 per share.

 Administration

 The Plan will be administered by the Board, which may from time to time delegate all or any part of its authority under the Plan to a committee of the Board (or subcommittee thereof) appointed by the Board.

 Adjustments

 In the event of changes in the capitalization of the Company by reason of a stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares of stock and the like (each an "Adjustment Event"), the aggregate number of shares available under the Plan will be appropriately adjusted by the Board such that the Adjustment Event does not adversely effect the rights of participants under the Plan.

 Terms of Awards

 The Board will determine the terms and conditions of each award which will be set forth in an award agreement. The Board may, in its sole discretion, determine that certain awards should be subject to such requirements so that they are deductible by the Company under Internal Revenue Code Section 162(m). Such awards shall be considered performance-based awards and the performance measures shall be determined by a committee or subcommittee of the Board consisting of solely independent directors. In no event shall the total amount of a performance-based award paid to any participant in any fiscal year of the Company exceed 50,000 shares.

 Amendment and Termination

 The Board may terminate the Plan or make modifications to the Plan as it deems advisable; provided however, that without further approval by the stockholders of the Company, the Board may not: (i) increases the maximum number of shares as to which awards may be granted under the Plan; (ii) increase the maximum amount which can be paid under a performance-based award; (iii) change the specified performance objectives for payment of performance-based awards; (iv) modify the requirements as to eligibility for participation in performance-based awards; or (v) make other amendments or modifications which require stockholder approval under applicable law, regulation, or stock exchange rule. No termination or amendment to the Plan may, without the consent of the affected participant, have a material adverse effect on the rights of such participant under such award. No awards may be granted under the Plan after the date which is ten years after the date the Plan was adopted by the Board.

 Federal Income Tax Consequences

 The following discussion is based on the Internal Revenue Code of 1986, as amended ("Code"), and applicable regulations thereunder in effect on the date of this Proxy Statement. Any subsequent changes in the Code or such regulations may affect the accuracy of this discussion. This discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular participant that may affect the accuracy or applicability of this discussion.

 Unless a Section 83(b) election is made, as described in the following paragraph, a participant will not recognize taxable income upon the grant of restricted stock because the restricted stock will be nontransferable and subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code. A participant will recognize ordinary income when the transfer or forfeiture restrictions lapse. The amount recognized will be equal to the fair market value of the shares at the time the restrictions lapse. If a Section 83(b) election has not been made, any dividends received with respect to the Common Stock subject to the restrictions will be treated as additional compensation income and not as dividend income.

 A participant may elect, pursuant to Section 83(b) of the Code, to recognize as ordinary income the fair market value of the restricted stock upon the date of grant rather than when the transfer or forfeiture restrictions lapse. A Section 83(b) election must be made within 30 days of the date of grant. The Section 83(b) election is irrevocable. If a Section 83(b) election is made and the participant subsequently forfeits the restricted stock, the participant may not deduct as a loss the amount previously recognized as ordinary income.

 A participant's tax basis in shares of restricted stock received will be equal to the amount of ordinary income recognized by the participant upon the lapse of the transfer or forfeiture restrictions or as a result of making a Section 83(b) election, as applicable. The participant's holding period for the shares for purposes of determining gain or loss on a subsequent sale will begin on the date the restrictions on the shares lapse or, if a Section 83(b) election is made, just after the date of grant. In general, the Company will be entitled to a deduction at the same time, and in an amount equal to, the ordinary income recognized by a participant with respect to shares of restricted stock. If, subsequent to the lapse of the restrictions on the shares, the participant sells the shares, the difference, if any, between the amount realized from the sale and the participant's tax basis in the shares will be taxed as a capital gain or loss

 Under Section 162(m) of the Code, no deduction is allowed to the Company for compensation in excess of $1 million paid during a calendar year to our chief executive officer and our other four highest paid officers (other than the chief executive officer) whose compensation for the year is required to be disclosed in the summary compensation table. However, certain performance-based compensation, as defined in Section 162(m) of the Code and the regulations thereunder, is not subject to such limitation. Awards of restricted stock may be issued in accordance with the requirements for such performance-based compensation so as to be deductible.

 New Plan Benefits

 No awards will be granted pursuant to the Plan until it is approved by the Company's stockholders. In addition, awards are subject to the discretion of the Board. Therefore, it is not possible to determine the benefits that will be received in the future by participants or the benefits that would have been received by such participants if the Plan had been in effect in the fiscal year ended June 30, 2005.

 Vote Required

 Under Delaware law, the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the annual meeting, a quorum being present, is necessary for the approval of the adoption of the Plan. The aggregate number of shares for which a vote "FOR," "AGAINST" or "ABSTAIN" is made is counted for the purpose of determining the minimum number of affirmative votes required for approval, and the total number of votes cast "FOR" approval is counted for the purpose of determining whether sufficient votes are received. An abstention from voting on a matter by a stockholder present in person or represented by proxy and entitled to vote has the same legal effect as a vote "AGAINST" the matter.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE JACK HENRY & ASSOCIATES, INC. RESTRICTED STOCK PLAN. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE APPROVAL OF THE ADOPTION OF THE PLAN UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXY A VOTE OF "AGAINST" OR "ABSTAIN".


                                  PROPOSAL 3
                          APPROVAL OF THE COMPANY'S
                     2005 NON-QUALIFIED STOCK OPTION PLAN

 Introduction

 The Board of Directors believes that the Company and its stockholders have benefited substantially over the years from the use of stock options as an effective means to secure, motivate and retain qualified and competent non-employee directors for the Company. In 1995, the Company adopted the 1995 Non-Qualified Stock Option Plan for non-employee directors (the "1995 NSOP"). Options may only be granted under the 1995 NSOP until November 30, 2005. Because of the imminent expiration of the 1995 NSOP, and believing that a new plan is both necessary and appropriate for the Company to continue offering stock incentives in the form of stock options to current and future non-employee directors, the Board of Directors adopted the 2005 Non-Qualified Stock Option Plan (the "Plan") on August 26, 2005, subject to approval by the stockholders. If stockholder approval is obtained, the Plan will become effective on the date of the Annual Meeting.

 The Board of Directors recommends that the stockholders vote "FOR" approval of adoption of the Plan. Unless otherwise directed therein, the proxies solicited hereby will be voted for approval of adoption of the Plan. The principal features of the Plan are summarized below. The summary is qualified in its entirety by the full text of the Plan, which is set forth as Exhibit B to this Proxy Statement.

 General

 The purposes of the Plan are to obtain for the Company the benefits of the incentive inherent in the ownership of the Company's Common Stock by non-employee directors of the Company who are important to the success and the growth of the business of the Company, to help the Company retain the services of such persons, and to compensate such persons for their service on the Board of Directors. The Plan is in nearly the same form as the prior plan for non-employee directors, the 1995 NSOP.

 The aggregate number of shares which may be issued, and as to which stock options may be granted under the Plan, is 700,000 shares of the Company's Common Stock, subject to proportionate adjustment in the event of stock splits and similar events. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject to the stock option will again be available for purposes of granting under the Plan. The shares of the Company's Common Stock which may be issued under the Plan may be either authorized but unissued shares or treasury shares, or both. No director may be granted options to purchase more than 100,000 shares of the Company's Common Stock under the Plan.

 Administration

 The Plan is to be administered by the Non-Qualified Stock Option Committee consisting of no fewer than two members of the Board, none of whom shall be eligible to participate under the Plan. The Committee has the power to interpret and amend the Plan, subject to further approval by the stockholders for certain amendments relating to option shares, grants, pricing, term and eligibility. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan are subject to the determination of the Committee, which will be final and binding.

 Notwithstanding the discretion to administer the Plan granted to the Committee, the selection of the directors to whom stock options are to be granted, the timing of stock option grants, the number of shares subject to any stock option, the exercise price of any stock option, and the term of any stock option are as set forth in the Plan. The Committee has no discretion as to these matters.

 Stock Options

 On the third business day following the day of each Annual Meeting of Stockholders, each person who is then a member of the Board of Directors of the Company and who is not then an employee of the Company or any of its subsidiaries will be granted a non-statutory stock option (a stock option which does not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986) to purchase 10,000 shares of Common Stock, subject to adjustment and substitution as set forth below. If the number of shares remaining available for the grant of stock options under the Plan on one of such days is not sufficient for each non-employee director to be granted an option for 10,000 shares, then each non-employee director shall be granted an option for a number of whole shares equal to the number of shares then remaining available under the Plan divided by the number of non-employee directors, disregarding any fraction of a share.

 The option price for each stock option will be the fair market value of the Company's Common Stock on the date the stock option is granted. Fair market value, for this purpose, will generally be the last reported sale price of a share of the Common Stock on such date as recorded on the Nasdaq Stock Market, or if no sale of Common Stock took place on such date, the last reported sale price of a share on the most recent day on which a sale of a share of Common Stock took place as recorded on the Nasdaq Stock Market. On September 16, 2005, the fair market value of a share of Common Stock, as so computed, was $19.53.

 Options granted under the Plan may not become exercisable until 6 months after the date of grant. Subject to the foregoing 6 month rule, all options shall be vested and exercisable after the fourth anniversary of the Director's first election or appointment to the Board of Directors. For individuals who have served less than four continuous years, 25% all options shall vest after one year of service, 50% shall vest after two years, and 75% shall vest after three years of service on the Board. Notwithstanding the vesting schedule, any option granted under the Plan shall become exercisable in its entirety upon the death, illness, disability or retirement of the optionee. No portion of any option not theretofore exercisable shall become exercisable following the removal or termination of the optionee as a director of the Company, for any reason other than his death, illness, disability or retirement. No stock option may be exercised after the expiration of ten (10) years from the date of grant.

 The option price for each stock option will be payable in full at the time of exercise of the option; however, in lieu of cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company previously owned shares of the Company's Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased.

 For the first six months after the date of a grant, no stock option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. Thereafter, options may be transferred, but only to specified "Permitted Transferees" such as immediate family members of the optionee, trusts established for the benefit of the optionee or the optionee's immediate family members, and certain charities.

 Adjustment of Shares

 If any changes made in the shares subject to the Plan or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments or substitutions shall be made by the Committee in or for such shares (including adjustments in the maximum number of shares subject to the Plan and the number of such shares and price per share subject to the Plan and the number of such shares and price per share subject outstanding options granted under the Plan) as the Committee, in its sole discretion shall deem equitable to prevent dilution or enlargement of option rights. In the case of any transaction, or series of transactions carried out within a period of twelve consecutive months, in which the Company is consolidated or merged with another corporation (other than a subsidiary or other affiliated company of the Company), or in which substantially all of the properties or assets of the Company are acquired by another person, firm or corporation, and in which the stockholders of the Company receive either directly or indirectly, as consideration, cash and/or non-equity securities or a package which does not include an amount of equity securities equal to more than 20% in the aggregate value of such package as conclusively determined by the Committee, the Committee shall, alternatively, have the right to terminate all then outstanding options by causing written notice of such termination to be given to each optionee not less than 30 days prior to the date on which such consolidation, merger or acquisition is expected to become effective. In providing such notice, the Board of Directors may, in its discretion, with respect to options, waive the exercise installment restrictions and permit such option or options to become immediately exercisable.

 Amendment and Termination of the Plan

 The Board may, from time to time, amend or modify the Plan in all respects, except that without stockholder approval no such amendment or modification may (a) increase the total number of shares reserved for options under the Plan; (b) change the option price from 100% of the fair market value on the date of grant; (c) change the class of non-employee directors eligible to receive options; or (d) extend the period of exercise beyond ten years from the date of grant. Rights and obligations under any option previously granted under the Plan may not be altered or impaired by any such amendment or modification of the Plan except upon consent of the person to whom such option was granted.

 The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated, shall terminate at the close of business on November 30, 2015. Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom such option and right were granted.

 Federal Income Tax Consequences

 The following discussion is based on the Internal Revenue Code of 1986, as amended ("Code"), and applicable regulations thereunder in effect on the date of this Proxy Statement. Any subsequent changes in the Code or such regulations may affect the accuracy of this discussion. This discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular participant that may affect the accuracy or applicability of this discussion.

 A participant who is granted a non-qualified stock option will not recognize income at the time of the grant. However, the participant will recognize ordinary income upon the exercise of the non-qualified stock option. The amount of ordinary income recognized equals the difference between (a) the fair market value of the stock on the date of exercise, and (b) the amount paid by the participant for the stock. At that time, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant. When the participant sells any of the shares of stock acquired through exercise of a non-qualified stock option, the difference between the sales price and the participant's basis in the shares (i.e., the amount the participant paid for the shares plus the amount of ordinary income recognized by the participant) will be treated as a capital gain or loss. Special rules apply if the participant pays all or part of the exercise price under a non-qualified stock option with previously acquired shares of stock.

 New Plan Benefits

 The following table shows the stock options that the individuals and groups referred to below will receive in 2005 if the Plan is approved by the Company's stockholders at the Annual Meeting. Executive officers, employee directors and employees of the Company are not eligible to participate in the Plan.

 Name and Position                         Dollar Value($)    Number of Units

 John F. Prim                                   __                    _
   Chief Executive Officer
 Tony L. Wormington                             __                    _
   President
 Kevin D. Williams
   Chief Financial Officer
 Margurite P. Butterworth                       __                    _
   Vice President
 Jerry D. Hall                                  __                    _
   Executive Vice President and Director
 Non-Executive Director Group                   (1)              40,000
 Non-Executive Officer Employee Group           __                    _

   (1) The actual value of the awards made will vary depending on the fair market value on the date of the awards made pursuant to the plan.

 Vote Required

 Under Delaware law, the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the annual meeting, a quorum being present, is necessary for the approval of the adoption of the Plan. The aggregate number of shares for which a vote "FOR," "AGAINST" or "ABSTAIN" is made is counted for the purpose of determining the minimum number of affirmative votes required for approval, and the total number of votes cast "FOR" approval is counted for the purpose of determining whether sufficient votes are received. An abstention from voting on a matter by a stockholder present in person or represented by proxy and entitled to vote has the same legal effect as a vote "AGAINST" the matter.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE 2005 NON-QUALIFIED STOCK OPTION PLAN. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE APPROVAL OF THE ADOPTION OF THE PLAN UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXY A VOTE OF "AGAINST" OR "ABSTAIN".


                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 Deloitte & Touche LLP served as the independent registered public accounting firm for the Company for the year ended June 30, 2005. The Audit Committee has not selected the independent registered public accounting firm for the current year, because the selection will not be made until after the Annual Meeting of Stockholders. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

 Audit And Non-Audit Fees

 The following table presents fees for professional audit services rendered by Deloitte & Touche for the audit of the Company's annual consolidated financial statements for the fiscal years ended June 30, 2005 and 2004 and reviews of the financial statements included in the Company's Forms 10-Q for those fiscal years, the audit of the Company's assessment and effectiveness of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, and fees for other services rendered during those periods.

                                  2005           2004
                               ---------      ---------
     Audit Fees               $  305,500     $  224,500
     Audit-Related Fees (1)      493,692         97,180
     Tax Fees (2)                173,134        147,014
     All Other Fees (3)           37,000         87,143
                               ---------      ---------
     Total Fees               $1,009,326     $  555,837

  (1) Audit-related fees for 2005 and 2004 included audits of two employee benefit plans, audits performed in accordance with SAS 70 and review of other SEC filings.

  (2) Tax Fees for 2005 and 2004 included review of the Company's federal and specific state income tax returns, assistance with research and development credits taken on income tax returns, review of other tax credits and deductions and review of the Company's health care program plan documentation and related tax filings.

  (3) Other fees for 2005 and 2004 included services provided to review the Company's internal control documentation relative to Section 404 of the Sarbanes-Oxley Act of 2002.

 In making its decision to continue to retain Deloitte & Touche as the Company's independent registered public accounting firm for the next fiscal year, the Audit Committee will consider the above information to ensure that the provision of non-audit services will not negatively impact the maintenance of the firm's independence.

 The Audit Committee has in its Charter expressed its policy governing the engagement of the Company's independent registered public accounting firm for audit and non-audit services. Under the terms of the Charter, the Audit Committee is required to pre-approve all audit, audit related and non-audit services performed by the Company's independent registered public accounting firm. All non-audit services for 2005 were pre-approved by the Audit Committee.

 At the beginning of each fiscal year, the Audit Committee reviews with management and the independent registered public accounting firm the types of services that are likely to be required throughout the year. Those services are comprised of four categories: audit services, audit-related services, tax services and all other permissible services. The independent registered public accounting firm provides documentation for each proposed specific service to be provided. At that time, the Audit Committee pre-approves a list of specific services that may be provided within each of these categories, and sets fee limits for each specific service or project. Management is then authorized to engage the independent registered public accounting firm to perform the pre-approved services as needed throughout the year, subject to providing the Audit Committee with regular updates. The Audit Committee reviews all billings submitted by the independent registered public accounting firm on a regular basis to ensure that their services do not exceed pre-defined limits. The Audit Committee or its Chairman reviews and approves in advance, on a case-by-case basis, all other projects, services and fees to be performed by or paid to the independent registered public accounting firm. The Audit Committee also approves in advance any fees for pre-approved services that exceed the pre-established limits, as described above.


                            STOCKHOLDER PROPOSALS

 Stockholders who intend to present proposals for inclusion in the proxy statement and form of proxy for the 2006 Annual Meeting of Stockholders must submit their proposals to the Company's Secretary on or before June 3, 2006. A shareholder who wishes to present a proposal at the 2006 Annual Meeting, but who does not request inclusion in the proxy statement, must submit the proposal to the Company's Secretary by August 23, 2006.


                       COST OF SOLICITATION AND PROXIES

 Proxy solicitation is being made by mail, although it may also be made by telephone, telegraph, or in person by officers, directors and employees of the Company not specifically engaged or compensated for that purpose. The Company will bear the entire cost of the Annual Meeting, including the cost of preparing, assembling, printing and mailing the Proxy Statement, the Proxy and any additional materials furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians for forwarding to the beneficial owners of shares held of record by them and, upon their request, such persons will be reimbursed for their reasonable expenses incurred in completing the mailing to such beneficial owners.


                             FINANCIAL STATEMENTS

 Consolidated financial statements of the Company are contained in the 2005 Annual Report which accompanies this Proxy Statement, and are incorporated herein by reference.


                                OTHER MATTERS

 The Board of Directors knows of no matters that are expected to be presented for consideration at the 2005 Annual Meeting which are not described herein. However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying Proxy will vote thereon in accordance with their best judgment.

 By Order of the Board of Directors

 /s/ Michael E. Henry
 --------------------
 Michael E. Henry
 Chairman of the Board

 Monett, Missouri
 September 30, 2005


 A copy of the Company's Annual Report is included herewith. The Company will furnish without charge a copy of its Annual Report on Form 10-K as filed with the Securities and Exchange Commission upon written request directed to Kevin D. Williams, Chief Financial Officer, Jack Henry & Associates, Inc., 663 Highway 60, Post Office Box 807, Monett, Missouri, 65708. The Form 10-K is also available at our investor relations website, www.jackhenry.com/ir/.

                                  Exhibit A

                        JACK HENRY & ASSOCIATES, INC.
                            RESTRICTED STOCK PLAN
                            ---------------------

 1. Purpose of the Plan. The Jack Henry & Associates, Inc. Restricted Stock Plan ("Plan") is intended to provide Jack Henry & Associates, Inc. (the "Corporation") with a means to assist in the recruiting, retaining and rewarding of employees and members of the Board of Directors and to motivate such individuals to exert their best efforts on behalf of the Corporation by providing incentives through the granting of shares of stock.

 2.   Definitions.  The following terms shall have the following meanings:

      a. "Act" means the Securities Exchange Act of 1934, as amended, or any successor thereto.

      b.   "Award" means any grant of restricted stock under the Plan.

      c. "Award Agreement" means an agreement entered into between the Corporation and a Participant, as such agreement may be amended from time to time, setting forth the terms and provisions applicable to any Award.

      d.   "Board" means the Board of Directors of the Corporation.

      e. "Change in Control" means (i) the purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Act (excluding, for this purpose, the Corporation or its subsidiaries or any employee benefit plan or related trust of the Corporation or its subsidiaries), of beneficial ownership, within the meaning of Rule 13d-3 promulgated under the Act, of 20% or more of the combined voting power of the Corporation's then-outstanding voting securities entitled to vote generally in the election of directors in any transaction or series of transactions; (ii) when individuals who, as of the date hereof, constituting the Board ("Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved in advance by a vote of at least a majority of the directors then comprising the Incumbent Board excluding members of its Incumbent Board who are no longer serving as directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act, or an individual approved by the Incumbent Board as result of an agreement intended to avoid or settle an actual or threatened contest) shall be, for purposes of this section, considered as though such person were a member of the Incumbent Board; (iii) consummation of a reorganization, merger or consolidation,  in  each  case  following  such  reorganization,  merger  or consolidation: (a) persons who were the shareholders of the Corporation immediately prior to such reorganization, merger or consolidation immediately thereafter own 50% or less of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation's then-outstanding voting securities, or (b) less than a majority of members of the board or other governing body of such reorganized, merged or consolidated corporation were members of the Incumbent Board at the time of the execution of the initial agreement or the approval of the transaction by the Board; or (iv) approval by shareholders of a liquidation or dissolution of the Corporation (and the Corporation shall commence such liquidation or dissolution), or consummation of the sale of all or substantially all of the assets of the Corporation (in one transaction or a series of transactions).

      f. "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

      g.   "Common Stock"  means common stock of  the Corporation, par  value
 $0.01.

      h. "Director" means an individual actively serving as a member of the Board.

      i. "Family Member" means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which the foregoing persons have more than 50% of the beneficial interests, a foundation in which the Participant or the foregoing persons control the management of assets and any other entity in which the Participant or the foregoing persons own more than 50% of the voting interests.

      j. "Incapacitated" means a mental or physical illness that entitles the Participant to receive benefits under a long-term disability plan of the Corporation, or if there is no such plan or the Participant is not covered by such a plan or the Participant is not an employee of the Corporation, a mental or physical illness that renders the Participant totally and permanently incapable of performing the Participant's duties for the Corporation. Notwithstanding the foregoing, Incapacity shall not qualify under this Plan if it is the result of (i) a willfully self-inflected injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The determination of Incapacity for purposes of this Plan shall be made by a physician satisfactory to the Board and shall not be construed to be an admission of incapacity for any other purpose.

      k. "Participant" means an employee or a Director of the Corporation or its subsidiaries, who is selected by the Board to receive an Award.

      l. "Permitted Transferee" means any Family Member of a Participant or a trust maintained exclusively for the benefit of , or a partnership all of the interests in which are held by, one or more of the Participant and his or her Family Members.

 3.   Stock Subject to  the Plan.   Subject  to the adjustments described  in
 Section 8, 3,000,000 shares of Common Stock (the "Restricted Stock") are authorized for Awards under the Plan. Such shares may come from authorized but unissued shares of Common Stock and/or from previously issued shares of Common Stock that have been reacquired by the Corporation. In the event any Award shall expire or terminate for any reason, the shares subject to the Award shall again be available for the purposes of the Plan.

 4. Administration of the Plan. The Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee (or subcommittee). The interpretation and construction by the Board of any provision of the Plan or of any agreement, notification or document evidencing the grant of an Award and any determination by the Board pursuant to any provision of this Plan or any such agreement, notification or document shall be conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

 5.    Eligibility.   Awards  may be granted to  any employee or Director  of
 the Corporation or its subsidiaries pursuant to the sole discretion of the Board in accordance with Section 4.

 6.    Awards; Vesting.

      a. Awards. Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Board and set forth in an Award Agreement duly executed on behalf of the Corporation and accepted by the Participant.

      b. Performance-Based Awards. The Board may, in its sole and absolute discretion, determine that certain Awards should be subject to such requirements so that they are deductible by the Corporation under Code
 Section 162(m). If the Board so determines, such Awards shall be considered performance-based awards subject to the terms of this Section 6.b., as provided in the Award Agreement. A performance-based Award shall be granted by the Board in a manner to satisfy the requirements of Code Section 162(m) and the regulations thereunder. The performance measures to be used for purposes of a performance-based Award shall be determined by a committee or subcommittee of the Board, consisting solely of outside directors (as defined in Treasury Regulations Section 1.162-27(e) (3), in its sole and absolute discretion, no later than 90 days after the commencement of the period of service to which such performance criteria relates or, if earlier, the date on which 25% of such period of service elapses. Performance objectives need not be the same with respect to all performance-based Awards granted under the Plan. Each of the performance criteria is to be specifically defined in advance by the committee or subcommittee and may include or exclude specified items of an unusual or non-recurring nature. The criteria upon which the committee or subcommittee shall establish performance objectives shall include but not be limited to: earnings per share of stock; book value per share of stock; net income (before or after taxes); operating income; return on invested capital, assets or equity; cash flow return on investments which equals net cash flows divided by owners' equity; earnings before interest or taxes; gross revenues or revenue growth; market share; expense management; improvements in capital structure; profit margins; stock price; total stockholder return; free cash flow; or working capital. Performance-based Awards shall be forfeited if the applicable performance objective(s) are not achieved or if the Plan is not approved by the shareholders of the Corporation as described in Section 14. Such committee or subcommittee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to an Award and, if they have, to so certify in writing and ascertain the amount of the applicable performance-based Award. The committee or subcommittee shall have the discretion to adjust performance-based awards downward. Unless the shareholders of the Corporation shall have first approved thereof, no amendment of the Plan shall be effective which would increase the maximum amount which can be paid under a performance-based Award, which would change the specified performance objectives for payment of performance-based Awards, or which would modify the requirements as to eligibility for participation in performance-based Awards under the Plan. In no event shall the total amount of a performance-based Award paid to any Participant in any fiscal year of the Corporation exceed 50,000 shares of Common Stock.

      c. Vesting. Any shares of Restricted Stock awarded shall be nontransferable by the Participant during the period described in the Award Agreement and shall be subject to the risk of forfeiture described in the Award Agreement. Prior to the time shares become transferable, the shares of Restricted Stock shall bear a legend indicating their nontransferability, and, unless otherwise provided in the Award Agreement, if the Participant ceases to be a Director or terminates employment with Corporation prior to the time a restriction lapses, and/or if the performance criteria specified in the Award Agreement are not achieved, if applicable, the Participant shall forfeit any shares of Restricted Stock which are still subject to the restrictions at the time of termination of such employment or service, or expiration of the performance period. When an Award is granted, the Participant shall become vested in such shares in accordance with the terms of the Award Agreement, which except as otherwise provided in Section 6.b. with respect to performance-based Awards, shall generally provide for a graded vesting schedule. However, the Board may at any time accelerate the vesting schedule, in its sole discretion. Additionally, in the event of a Change in Control or death or Incapacity of the Participant, unless otherwise provided in the Award Agreement, all previously granted shares of Restricted Stock not yet free of the restrictions of described herein shall become immediately free of such restrictions.

      d. Timing of Awards. An Award shall be deemed to be made on the date on which the Board, by formal action of its members duly recorded in the records thereof, makes an award of shares of Restricted Stock to a Participant, provided that such award is evidenced by an Award Agreement in the manner set forth in a. Awards. Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Board and set forth in an Award Agreement duly executed on behalf of the Corporation and accepted by the Participant. above within a reasonable time after the date of the Board action. Notwithstanding the foregoing, the Board may, in the records of its formal action, designate a future date on which an Award shall be made.

      e. Restricted Stock. Restricted Stock may be granted in the form of shares registered in the name of the Participant but held by the Corporation or an escrow agent designated by the Corporation until the restrictions on the Award lapse, subject to forfeiture, as provided in the applicable Award Agreement. The Board, in the applicable Award Agreement, may, in its sole discretion, award all or any rights of a shareholder with respect to the shares of Restricted Stock during the period that they remain subject to restrictions, including without limitation, the right to vote the shares and receive dividends.

      f. Requirements for  Issuance.  No shares  of Restricted Stock will  be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agency having jurisdiction over the Corporation, the Common Stock or the Awards, or by any stock exchange or securities quotation system upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares of Restricted Stock pursuant to the grant of an Award, the Corporation may require the Participant to take any reasonable action to meet such requirements.

 7.    Nontransferability  of Award.   Except  as otherwise provided in  this
 Section 7, Awards may not be transferred by a Participant other than by will or the laws of descent and distribution. Any attempted transfer, assignment, pledge, hypothecation or other disposition except as herein provided, including, without limitation, any disposition, attachment, divorce, trustee process or similar process, whether legal or equitable shall be null and void and without effect. Notwithstanding anything herein to the contrary, to the extent provided in the Award Agreement, an Award may be transferred by the Participant, without consideration and subject to the provisions of this Plan (including, but not limited to, the vesting and forfeiture provisions of Section 6.c.), to a Permitted Transferee of such Participant.

 8. Adjustments. Notwithstanding any other provisions of the Plan, in the event of changes in the capitalization of the Corporation by reason of a recapitalization, merger, consolidation, split-up, stock split, combination or exchange of shares of stock and the like (each, an "Adjustment Event"), the aggregate number of shares of common stock available under the Plan will be appropriately adjusted by the Board such that the Adjustment Event does not adversely effect the rights of the Participants under the Plan, whose determination shall be conclusive.

 9. Amendment and Termination; Term. The Board may at any time terminate the Plan or make such modifications to the Plan as the Board shall deem advisable; provided, however, that the Board may not, without further approval by the shareholders of the Corporation, increase the maximum number of shares as to which Awards may be granted under the Plan (except under the anti-dilution provisions of Section 8), increase the maximum amount which can be paid under a performance-based Award, change the specified performance objectives for payment of performance-based Awards, modify the requirements as to eligibility for participation in performance-based Awards, or make any other amendments or modifications which require shareholder approval under applicable law, regulation or stock exchange rule. Unless otherwise terminated earlier by the Board, the Plan shall terminate on the date which is 10 years after the date the Plan is adopted by the Board or, if earlier, approved by the shareholders of the
 Corporation. No termination or amendment to the Plan may, without the consent of the affected Participant, have a material adverse effect on the rights of such Participant under such Award.

 10. No Continued Right to Employment. Nothing in the Plan or in any Award granted pursuant to the Plan shall be considered or construed as creating a contract of employment for any specified period of time or shall confer on any individual any right to continue in the employment or service of the Corporation or interfere in any way with the right of the Corporation to terminate his or her employment at any time.

 11. Withholding. The Corporation at the time any payment is made under the Plan is authorized to withhold from such payment any amount necessary to satisfy income tax withholding requirements in respect of such payment; and for this purpose, may withhold the necessary number of shares to satisfy such requirement. Alternatively, if the participant shall pay to the Corporation such cash amount as may be necessary to satisfy such withholding requirements, he or she shall be entitled to receive delivery of all shares due hereunder.

 12. Non-Waiver of Rights. The Corporation's failure to enforce at any time any of the provisions of this Plan or any Award Agreement or to require at any time performance by the Participant of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this Plan, any Award Agreement, or any part hereof, or the right of the Corporation thereafter to enforce each and every provision in accordance with the terms of the Plan and any Award Agreement.

 13. Severability. Any word, phrase, clause, sentence or other provision herein which violates or is prohibited by any applicable law, court decree or public policy shall be modified as necessary to avoid the violation or prohibition and so as to make this Plan and any Award Agreement enforceable as fully as possible under applicable law, and if such cannot be so modified, the same shall be ineffective to the extent of such violation or prohibition without invalidating or affecting the remaining provisions herein.

 14. Effectiveness of the Plan. The Plan shall become effective after both its adoption by the Board and the further approval of the Plan by the shareholders of the Corporation given within 12 months of the date the Plan is adopted by the Board at a regular meeting of the shareholders or at a special meeting duly called and held for such purposes.

 15.   Choice of  Law.     The  Plan  shall  be  governed  by  and  construed
 according to the laws of the State of Delaware, without regard to the principles of conflicts of law which might otherwise apply.

 16. Successors. All obligations of the Corporation under this Plan shall be binding on any successor to the Corporation whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Corporation.

      The foregoing Plan was approved and adopted by the Board of Directors on August 26, 2005.

                                  Exhibit B

                         JACK HENRY & ASSOCIATES, INC.
                     2005 NON-QUALIFIED STOCK OPTION PLAN
                     ------------------------------------

      Jack Henry & Associates, Inc. (the "Company"), a Delaware corporation, hereby formulates and adopts the following 2005 Non-Qualified Stock Option Plan (the "Plan") for non-employee directors of the Company.

      1. Purpose. The purpose of the Plan is to obtain for the Company the benefits of the additional incentive inherent in the ownership of Common Stock, $.01 par value per share, of the Company ("Common Stock"), by selected non-employee directors of the Company who are important to the success and the growth of the business of the Company, to help the Company retain the services of such persons, and to compensate such persons for their service on the Board of Directors.

      2. Stock Option Committee. The Board of Directors of the Company shall appoint from among its members a Non-Qualified Stock Option Committee (the "Committee"), consisting of no fewer than two directors, none of whom shall be eligible to participate under the Plan. The Committee shall select one of its members as Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. A majority of the whole Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors of the Company; and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

      3. Stock Subject to Options. Subject to the provisions of paragraph 13, the number of shares of Common Stock subject at any one time to options granted under the Plan plus the number of such shares then outstanding pursuant to exercises of options granted under the Plan shall not exceed an aggregate of 700,000 shares. If and to the extent that options granted under the Plan terminate or expire in accordance with paragraph 8 without having been exercised, new options may be granted with respect to the shares covered by such terminated or expired options, provided that the granting and terms of such new options shall in all respects comply with the provisions of the Plan.

      There shall be reserved at all times for sale under the Plan a number of shares of Common Stock (either authorized and unissued shares or shares held in the Company's treasury, or both) equal to the maximum number of shares which may be purchased pursuant to options granted or that may be granted under the Plan.

      Shares transferred by the Company upon the exercise of any option granted under the Plan may be shares of authorized and unissued Common Stock, shares of issued Common Stock held in the Company's treasury, or both.

      4. Administration. The Committee shall have the authority and responsibility, within the limitations of the Plan, as amended or modified from time to time, to calculate the "fair market value" of shares subject to grant in accordance with paragraph 7, the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for administering the Plan.

           Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors or the Executive Committee thereof; provided, however, that such powers and functions of the Committee may be exercised by the Board of Directors or the Executive Committee, as the case may be, only if, at the time of such exercise, a majority of the members of the entire Board of Directors or the Executive Committee, as the case may be, and a majority of the directors acting in the particular matter, are not eligible to participate under the Plan.

      5. Eligible Participants. Options may be granted under the Plan only to non-employee directors of the Company. A "non-employee director" shall mean a director who is not at the time of the grant to him of any option under the Plan, or at any time within one year prior thereto, an employee of the Company or its subsidiaries. A non-employee director receiving any option under the Plan is hereinafter referred to as an "Optionee".

      6. Grant of Options.

           (a) Annual Grants. On the third business day following the day of each annual meeting of the stockholders of the Company, each non-employee director shall automatically and without further action of the Board or the Committee be granted a non-statutory stock option (a stock option which does not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986) to purchase 10,000 shares of Common Stock, subject to adjustment and substitution as set forth below. If the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each non-employee director to be granted an option for 10,000 shares (or the number of adjusted or substituted shares), then each non-employee director shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of non-employee directors, disregarding any fractions of a share.

           (b) Grant Limitation. Notwithstanding any other provision of this Plan, no non-employee director may be granted options to purchase more than 100,000 shares of Common Stock pursuant to the Plan.

      7. Price.

           (a) The option price of each share of Common Stock purchasable under any option granted under the Plan shall be 100% of the "fair market value" thereof at the time the option is granted.

           (b) The option price shall become immediately due upon exercise of the option and shall be payable in one of the alternative forms specified below: (1) full payment by certified check payable to the Company; (2) full payment in shares of Common Stock having a fair market value on the Exercise Date (as such term is defined below) equal to the option price, which shares shall have been held for more than six months by the individual; or (3) any combination of certified check payable to the Company and/or shares of Common Stock valued at fair market value on the Exercise Date, equal in the aggregate to the option price. For purposes of this subsection (b), the Exercise Date shall be the date on which written notice of the exercise of the option is delivered to the Company, together with payment of the option price for the purchased shares.

           (c) The "fair market value" of a share on a particular date shall be: (1) if shares of Common Stock are listed on such date on one or more national securities exchanges or the Nasdaq Stock Market, the last reported sale price of a share on such date as recorded on the composite tape system or on the Nasdaq Stock Market, or if no sale of Common Stock took place on such date, the last reported sale price of a share on the most recent day on which a sale of a share took place as recorded by on such exchange or the Nasdaq Stock Market, as the case may be; or (2) if Common Stock is not listed on such date on any national securities exchange or the Nasdaq Stock Market, the mean between the last closing bid and asked quotations of a share of Common Stock on such date (or if none, on the most recent date on which there were bid and asked quotations of a share), as reported by the Nasdaq Stock Market, the National Quotation Bureau, Incorporated, or other similar service selected by the Board of Directors or the Committee.

      8. Exercisability, Vesting and Duration of Options. No option granted under the Plan shall be exercisable until six months after the date of grant. Subject to the foregoing, all options granted under the Plan shall be fully vested and exercisable after the fourth anniversary of the date of the director's first election or appointment to the Board of Directors of the Company (the "Initial Service Date"). For directors who have served less than four continuous years, and subject to the first sentence of this paragraph 8, options granted under the Plan shall vest and become exercisable as follows:

           (a) with respect to 25% of the shares subject to option, after the expiration of one year from the Initial Service Date;

           (b) with respect to 50% of the shares subject to option, after the expiration of two years from the Initial Service Date;

           (c) with respect to 75% of the shares subject to option, after the expiration of three years from the Initial Service Date.

 Provided, however, that any option granted under the Plan shall become exercisable in its entirety upon the Optionee's death, illness, disability or retirement as determined by the Committee; and provided further that no portion of any option not theretofore exercisable shall become exercisable following the removal or termination of the Optionee as a director of the Company, for any reason other than his or her death, illness, disability or retirement as determined by the Committee.

      The unexercised portion of any vested option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following: (i) the expiration of ten years from the date on which such option was granted; (ii) the expiration of one year following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Optionee or Permitted Transferee (as defined in paragraph 10); or (iii) the surrender by the Optionee or Permitted Transferee to the Company of any such option (whether or not in exchange for any other option).

      9. Exercise  of  Options.   Options  granted under the  Plan  shall  be
 exercised by the Optionee (or by his executors or administrators, or Permitted Transferee, as provided in paragraph 10) as to all or part of the shares covered thereby, by the giving of written notice of the exercise thereof to the Company at its principal business office, specifying the number of shares to be purchased, specifying a business day, not less than 10 days nor more than 15 days from the date such notice is given, for the payment of the purchase price against delivery of the shares being purchased and specifying the method of payment of such purchase price.

      Subject to the provisions of paragraph 17, the Company shall cause certificates for the shares so purchased to be delivered to the Optionee or his executors or administrators or Permitted Transferee at its principal business office, against payment of the full purchase price, on the date specified in the notice of exercise.

      10. Non-Transferability of Options. For the first six months after the date of grant, no option granted under the Plan shall be transferable by the Optionee other than by will, or if the Optionee dies intestate by the laws of descent and distribution. In the event of the Optionee's death, options held by him at death shall thereafter be exercisable, as provided in subparagraph 8(ii), by such person(s) entitled to do so under the will of the Optionee or, if the Optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the Optionee.

      Options may be transferred, following the first six months after the date of grant and during the lifetime of an Optionee, to any "Permitted Transferee". Any such options shall remain subject to all of the terms and conditions of this Plan, including but not limited to the provisions on vesting and exercisability set forth in paragraph 8. "Permitted Transferee" shall include members of the immediate family of the Optionee, any trust established for the benefit of the Optionee or the Optionee's immediate family members, or any charity qualified under S501(c)(3) of the Internal Revenue Code. For this purpose, "immediate family member" shall mean the Optionee's spouse, children, step-children, grandchildren and step-grandchildren, and any partnership, corporation, limited liability company or other entity, all the beneficial interests in which are held by the Optionee or immediate family members. Permitted Transferees may only transfer options to other Permitted Transferees of the Optionee. The Company may disregard any transfer of an option which has not been properly registered with the Company or its agents. In the event of the death of a Permitted Transferee who held options at death, such options shall thereafter be exercisable, as provided in subparagraph 8(ii), by such person(s) entitled to do so under the will of the Permitted Transferee, or if such holder shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the Permitted Transferee.

      11. Rights of Optionee. Neither the Optionee nor his Permitted Transferees, executors or administrators shall have any of the rights of a stockholder of the Company with respect to the shares subject to an option granted under the Plan until certificates for such shares shall have been issued upon the exercise of such option.

      12. Right to Terminate. Nothing in the Plan or in any option granted under the Plan shall confer upon any Optionee the right to continue as a director of the Company or affect the right of the stockholders of the Company to terminate the Optionee as a director at any time, or the right of the Board of Directors to elect or remove directors, subject, however, to the provisions of Delaware law.

      13. Adjustment of Shares. If any change is made in the shares subject to the Plan or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments or substitutions shall be made by the Committee in or for such shares (including adjustments in the maximum number of shares subject to the Plan and the number of such shares and price per share subject to the Plan and the number of such shares and price per shares subject to outstanding options) as the Committee in its sole discretion shall deem equitable to prevent dilution or enlargement of option rights; provided, however, that in the case of any transaction (or series of transactions carried out within a period of twelve consecutive months) in which the Company is consolidated or merged with another corporation (other than a subsidiary or other affiliated company of the Company), or in which substantially all of the properties or assets of the Company are acquired by another person, firm or corporation (other than one or more subsidiaries or other affiliated companies of the Company), and in which the stockholders of the Company receive, either directly or indirectly, as consideration, cash and/or non-equity securities or a package which does not include an amount of equity securities (as defined in Section 3(a)(11) of the Exchange Act) equal to more than 20% of the aggregate value of such package as conclusively determined by the Committee, the Committee shall, alternatively, have the right to terminate all then outstanding options (in which event such options shall not be subject to the above described adjustments) by causing written notice of such termination to be given to each Optionee not less than 30 days prior to the date on which such consolidation, merger or acquisition is expected to become effective and, if applicable, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such consolidation, merger or acquisition. In providing such notice, the Board of Directors may, in its discretion, with respect to options, waive the restrictions on exercise pursuant to paragraph 8 and permit such option or options to become immediately exercisable. Such notice shall be deemed duly given when delivered personally, or mailed first-class postage prepaid, to each Optionee at his address appearing in the records of the Company, and failure to give such notice to any Optionee, or any defect therein, shall not affect the termination of an option held by any other Optionee.

      14. Amendment of the Plan. The Board may, from time to time, amend or modify the Plan in all respects, except that without stockholder approval no such amendment or modification may (a) increase the total number of shares reserved for options thereunder (other than an increase merely reflecting an adjustment as described in paragraph 13), (b) change the option price from 100% of the "fair market value" on the date of grant, (c) change the class of non-employee directors eligible to receive options, or (d) extend the period of exercise beyond ten years from the date of grant. Rights and obligations under any option previously granted under the Plan may not be altered or impaired by any such amendment or modification of the Plan except upon consent of the person to whom such option was granted.

      15. Termination or Suspension of the Plan. The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated, shall terminate at the close of business on November 30, 2015. An option may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom such option and right were granted.

      16. Form of Agreements with Optionees. Subject to the limitations of the Plan as amended or modified from time to time, every option granted under the Plan shall be in such form and shall contain such terms and conditions (which need not be identical) as the Committee, in its discretion, may determine. The rights and obligations under any such form of option granted under the Plan shall not be altered or impaired, except upon consent of the person to whom such option and right were granted.

      17. Purchase for Investment. If the Committee in its discretion determines that as a matter of law such procedure is or may be desirable, it may require the Optionee, upon any exercise of an option granted hereunder or any portion thereof and as a condition to the Company's obligation to deliver certificates representing the shares subject to exercise, to execute and deliver to the Company a written statement, in form satisfactory to legal counsel for the Company, representing and warranting that his purchase or receipt of shares of Common Stock upon exercise thereof shall be for his own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with respect to the shares being offered and sold or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Optionee shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption.

      The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon exercise of any option granted under the Plan and may issue "stop transfer" instructions to its transfer agent in respect of such shares.

      18. Listing of Shares and Related Matters. If at any time the Board of Directors shall determine, in its sole discretion, that the listing, registration or qualification of the shares covered by the Plan upon any national securities exchange or market system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares under the plan, no shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

      19. Governing Law. The Plan and all options which may be granted under the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware from time to time obtaining, without regard to the principles of conflicts of laws which might otherwise apply.

      20. Gender. Unless the context of the Plan otherwise requires, the masculine, feminine or neuter gender each shall include the other genders and the singular shall include the plural.

      21. Effective Date of Plan. The Plan shall become effective upon pproval by the affirmative vote of the holders of a majority of the Common tock present in person or by proxy and entitled to vote at a duly called and onvened meeting of such holders.

      The foregoing Plan was approved and adopted by the Board of Directors on August 26, 2005.

                                 [ PROXY CARD ]


                              VOTING INSTRUCTIONS

                 You can vote your shares in one of three ways:

                        TELEPHONE *** INTERNET *** MAIL
                         24 hours a day - 7 days a week

            Your vote is important. Please vote as soon as possible.

 ----------------------------------       ----------------------------------
      Vote-by-Internet                           Vote-by-Telephone

 Log on to the Internet and go to         Call toll-free (in the U.S.)
 http://www.eproxyvote.com/jkhy      OR   1-800-758-6973

 Have your proxy card in hand when        Have your proxy card in hand
 you access the website and follow        when you call and follow
 the instructions.                        the instructions.
 Internet votes must be received          Telephone votes must be received
 by 5:00 p.m. (Central Time) on           by 5:00 p.m. (Central Time) on
 October 31, 2005.                        October 31, 2005.
 ----------------------------------       ----------------------------------

  Your Internet or telephone vote works in the same manner as if you marked, signed and returned your proxy card by mail.

 ---------------------------------------------------------------------------
                                 Vote-by-Mail

   Mark, sign and date the proxy card on the reverse side. Detach the proxy card and return it in the postage-paid envelope.

                             YOUR VOTE IS IMPORTANT
 ---------------------------------------------------------------------------

          IF YOU VOTE BY MAIL PLEASE MARK, DATE AND SIGN THIS PROXY
                 CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                PROXY CARD

 PROXY

 Jack Henry & Associates, Inc.            This proxy is Solicited on
 663 Highway 60                           Behalf of the Board of Directors
 P.O. Box 607
 Monett, Missouri 65708                   The undersigned hereby appoints
                                          John F. Prim and Kevin D.
                                          Williams as Proxies, each with
                                          the power to appoint his or her
                                          substitute, and hereby authorizes
                                          them to represent and to vote, as
                                          designated below, all the shares
                                          of common stock of Jack Henry &
                                          Associates, Inc. held of record by
                                          the undersigned on September 23,
                                          2005, at the annual meeting of
                                          shareholders to be held on November
                                          1, 2005 or any adjournment thereof.


 1.  ELECTION OF DIRECTORS

      [ ] FOR all nominees listed below     [ ] WITHHOLD AUTHORITY
          (except as marked to the              to vote for all nominees
          contrary below)                       listed below

 (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

     J. Henry,   J. Hall,   M. Henry,   J. Ellis,

     C. Curry,   J. Maliekel,    W. Brown


 2.   To approve the Company's Restricted Stock Plan.

      [ ] FOR      [ ] AGAINST        [ ] ABSTAIN


 3.   To approve the Company's 2005 Non-Qualified Stock Option Plan.

      [ ] FOR     [ ] AGAINST         [ ] ABSTAIN


 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

 This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

 Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                         Dated ________________________, 2005

                                         ------------------------------------
                                         Signature

                                         ------------------------------------
                                         Signature if held jointly

                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE PROXY CARD PROMPTLY USING THE
                                         ENCLOSED ENVELOPE